UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 26, 1998


                          OCWEN ASSET INVESTMENT CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    VIRGINIA                     001-14043                       65-0736120
(STATE OR OTHER                 (COMMISSION                   (I.R.S. EMPLOYER
  JURISDICTION                  FILE NUMBER)                 IDENTIFICATION NO.)
OF INCORPORATION)


                              THE FORUM, SUITE 1000
         1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA       33401
                         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)      (ZIP CODE)


                                 (561) 682-8000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS

The news release of Ocwen Asset Investment Corp., dated October 26, 1998, announcing its results for the third quarter of 1998, and certain other information is attached hereto and filed herewith as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements.

         Not Applicable.

(b)      Pro Forma Financial Information.

         Not Applicable

(c)      Exhibits

         (99)      News release of Ocwen Asset  Investment  Corp.  dated October
                   26, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                             OCWEN ASSET INVESTMENT CORP.
                                             (Registrant)


                                             By:  /s/ Mark S. Zeidman
                                                ------------------------------
                                                      Mark S. Zeidman
                                                      Senior Vice President and
                                                      Chief Financial Officer



Date:   October 26, 1998

                                INDEX TO EXHIBIT


     Exhibit No.        Description                                         Page
     -----------        -----------                                         ----

          99            News release of Ocwen Asset  Investment  Corp dated   5
                        October 26,  1998,  announcing  its results for the
                        third   quarter   of  1998,   and   certain   other
                        information.